Exhibit 10.2

Portions of this exhibit have been omitted pursuant to Item 601(b)(10)(iv) of Regulation S-K on the basis that the registrant customarily and actually treats that information as private or confidential and the omitted information is not material. Information that has been omitted has been noted in this document with a placeholder identified by the mark “[***]”.

Distribution Agreement

Date	1 February 2021
[***]	[***]., a Singapore company (Co. Reg. No. ***)
Distributor	Shine Union Limited, a company organized under the laws of Hong Kong
Distributor Address	Unit 01-03, 3/F, Billion Trade Centre, 31 Hung To Road, Kwun Tong, Kowloon, Hong Kong
Territory	Hong Kong
Products Table (mark with ☒)

A	B	C	D
Product Line	Authorized to Distribute?	Exclusive or Non-Exclusive?	Minimum Purchase Requirement
[***]	☒ Yes ☐ No	☒ Exclusive ☐ Non-exclusive	USD[***]
[***]	☐ Yes ☒ No	☐ Exclusive ☐ Non-exclusive
[***]	☒ Yes ☐ No	☒ Exclusive ☐ Non-exclusive	USD[***]
[***]	☒ Yes ☐ No	☒ Exclusive ☐ Non-exclusive	USD[***]
[***]	☒ Yes ☐ No	☐ Exclusive ☒ Non-exclusive	USD[***]
[***]	☒ Yes ☐ No	☒ Exclusive ☐ Non-exclusive	USD[***]
[***]	☒ Yes ☐ No	☐ Exclusive ☒ Non-exclusive	USD[***]
[***]	☒ Yes ☐ No	☐ Exclusive ☒ Non-exclusive	USD[***]
[***]	☐ Yes ☒ No	☐ Exclusive ☐ Non-exclusive
[***]	☐ Yes ☒ No	☐ Exclusive ☐ Non-exclusive
[***]	☐ Yes ☒ No	☐ Exclusive ☐ Non-exclusive
[***]	☐ Yes ☒ No	☐ Exclusive ☐ Non-exclusive
[***]	☐ Yes ☒ No	☐ Exclusive ☐ Non-exclusive

House Accounts	[***]
Special Terms	Distributor hereby acknowledges and agrees that this Distribution Agreement terminates and replaces, in its entirety, that certain Distributor Agreement, dated 16 September 2019, by and between [***] and Distributor.

This Distribution Agreement (“Agreement”) is entered into as of the Date, by and between [***] and Distributor. This Agreement is subject to the Terms and Conditions set forth on Appendix A, attached hereto and incorporated herein by reference. This Agreement may be executed in counterparts and delivered by email, facsimile or other electronic means.

[***]		Distributor

Signature:	[***]	Signature:	/s/ DAVE CHAN
Name:	[***]	Name:	DAVE CHAN
Title:	[***]	Title:	GENERAL MANAGER

Appendix A

Terms and Conditions

1. Defined Terms. Terms not defined in these Terms and Conditions shall have the meanings given to them on the first page of the Agreement. The term “Products” shall mean only those product models that are both (i) listed on the [***] sales and marketing extranet website (also referred to as “***”) and (ii) within the Product Lines that Distributor is authorized to distribute as marked in column “B” of the Products Table on the first page of the Agreement. [***] reserves the right, at any time and from time to time, with or without notice to Distributor, to update such website (e.g., to add new Products, to remove Products, to create new Product Lines, to move Products from one Product Line to a new or different Product Line). The most up-to-date version of such [***] website shall at all times control and define the Product models that are within each Product Line, and thus the Products that Distributor is authorized at such time to distribute under this Agreement.

2. Independent Contractor. [***] and Distributor are independent contractors. Nothing in this Agreement shall be deemed to create a joint venture, partnership, agency, fiduciary, employment or other form of legal relationship. Distributor is not authorized to make any representation, warranty, contract or other commitment on behalf of [***], or otherwise bind [***] in any respect.

3. Distribution Rights. [***] grants to Distributor the right to market and sell Products for installation and use within the Territory. Such right shall be (i) non-exclusive with respect to those Products marked “Non-exclusive” in column “C” of the Products Table on the first page of the Agreement and (ii) exclusive with respect to those products marked “Exclusive” in column “C” of the Products Table on the first page of the Agreement. If, for any reason, [***] right to distribute a third party’s Product in the Territory expires or terminates prior to the expiration of the term of this Agreement, Distributor’s right to market, sell or otherwise distribute such Products shall also be deemed, without any further action, to expire and terminate simultaneously, and without any [***] liability of any kind.

3.1. Non-Exclusive Products. [***] shall retain the right to market and sell Products in the Territory, including the right to appoint other distributors in the Territory, with respect to any Products that fall within Product Lines that are marked “Non-exclusive” in column “C” of the Products Table on the first page of the Agreement. Distributor shall not be entitled to any commission or other compensation in connection with any sales by [***] (or any other party) of such Products.

3.2. Exclusive Products. [***] shall be precluded, except with Distributor’s consent, from engaging another distributor to sell within the Territory Products that fall within Product Lines that are marked “Exclusive” in column “C” of the Products Table on the first page of the Agreement, but [***] shall otherwise retain all other rights. [***] itself shall retain at all times the right to market and sell directly to customers all Products in the Territory, including Products that fall within Product Lines that are marked “Exclusive” in column “C” of the Products Table on the first page of the Agreement. Except as set forth in Sections 3.3, 3.4, 3.5 and 5, if [***] sells any such “Exclusive” Products in the Territory, Distributor may be entitled to reasonable compensation, as determined by [***] in its sole and absolute discretion, on the basis of Distributor’s activities toward obtaining the sale. [***] shall pay such compensation, if any, based on the net amount that [***] receives from the customer for the sale of such Product(s). Compensation shall not be payable on amounts related to engineering, shipping, insurance, duties or taxes or on amounts charged for training, maintenance, repairs or other services or civil works provided by [***]. Compensation, if any, would be due 60 days following [***] receipt of payment in full from the customer.

3.3. House Accounts. Notwithstanding any other provision of this Agreement, Distributor agrees not to market or sell any Products to customers (if any) listed in the “House Accounts” section on the first page of the Agreement unless authorized by [***] in writing. The list of House Accounts may be modified by [***] at any time by delivery of written notice to Distributor. [***] shall retain the exclusive right to market and sell Products to House Accounts. Distributor shall not be entitled to any commission or other compensation in connection with any sales to House Accounts, unless agreed upon by [***] in writing.

3.4. Sales to Previous Distributor. [***] shall retain the right to sell to [***] previous distributor(s) for any part of the Territory if (i) the previous distributor had placed an order for the sale prior to the Date of this Agreement, (ii) the sale involves Products that were ordered by customers of the previous distributor prior to the Date of this Agreement or (iii) the sale involves the supply of spare parts, consumables or Products requested by the previous distributor to fulfill or support maintenance or repair services that [***] has or may authorize the previous distributor to perform. Distributor shall not be entitled to any commission or other compensation in connection with any sales in accordance with this Section 3.4.

3.5. Sales by [***] Outside the Territory. [***] shall retain the right to sell to governmental authorities (e.g., military, customs, diplomatic), quasi-governmental authorities (e.g., NATO, United Nations, World Bank) or companies (e.g., international freight and shipping companies) that are headquartered outside of the Territory, even if such customers intend to (i) take delivery of, install or use the Products in the Territory or (ii) lease, donate, resell or otherwise transfer the Products to end users in the Territory. Distributor shall not be entitled to any commission or other compensation in connection with any sales in accordance with this Section 3.5.

4. Other Services. From time to time, [***] may desire to engage Distributor to provide bid preparation, consulting, customs clearance, transportation, logistics, construction and other civil works, installation, testing, maintenance, repair and other services (collectively, “Other Services”). The performance of Other Services (including any compensation due) shall be subject to the negotiation and execution by both parties of a separate written agreement. Such agreement shall be subject to the terms and conditions contained herein (except to the extent, if any, otherwise expressly set forth therein) and any breach of any such agreement shall be considered a breach of this Agreement.

5. No Security Services. Distributor acknowledges that [***], its subsidiaries and affiliates (including its [***] Global affiliates) perform various security services for customers (collectively, “Security Services”), including, but not limited to: (i) checkpoint design, operation and management, (ii) cargo, vehicle, baggage, parcel and people inspection services, (iii) Product operation services, (iv) manifest verification services, (v) build-operate-transfer (BOT) operations, (vi) build-own-operate (BOO) operations, (vii) sporting, entertainment and special events operations, (viii) screening systems integration software (e.g., [***]), (ix) image analysis training and (x) related consulting, leasing, after-sales service, technical support, training and other similar offerings. Distributor acknowledges that it is not authorized to market, sell or provide any Security Services. [***], its subsidiaries and affiliates (including its [***] Global affiliates), and other parties authorized by any of them, shall continue to have the right to market, sell and provide Security Services in the Territory and to sell or otherwise provide any and all Products required to perform such Security Services. Distributor shall not be entitled to any commission or other compensation in connection with (i) the provision of Security Services, (ii) the sale, license, lease, loan or other transfer or use of Products involved in Security Services or (iii) any installation, maintenance, testing, repair or other after-sales services, technical support or training provided in connection with Security Services.

6. Sales and Marketing Obligations. Distributor shall: (i) use best efforts to market and sell the Products throughout the Territory; (ii) represent the Products in a professional manner in accordance with the highest industry standards and in a manner that at all times reflects favorably on [***] and the Products; (iii) maintain an adequate staff of trained sales personnel to develop and support the market for Products in the Territory; (iv) purchase and maintain sufficient and current demonstration equipment and inventory to effectively market and sell the Products in the Territory; (v) avoid deceptive, misleading or unethical practices; (vi) make no representations, warranties or guarantees with respect to the Products that are inconsistent with [***] published literature or express written approval and (vii) not engage in any acts or omissions that could damage [***] reputation, the reputation of the Products, or relations between [***] and customers or potential customers of the Products. Manuals, software and other materials related to the Products shall be delivered by [***] in the English language (or such other language into which they have previously been translated). However, in the event that translation of any such materials or part thereof is required in order to comply with local legal, regulatory or customer requirements in the Territory, Distributor shall, at its expense, perform such translations and provide copies of such translations to [***].

7. Minimum Purchase Requirements.

7.1. Fiscal Year. During each Fiscal Year, Distributor agrees to meet or exceed the Minimum Purchase Requirements indicated in column “D” of the Products Table on the first page of the Agreement. The term “Fiscal Year” means each 12-month period commencing on July 1 and ending on June 30.

7.2. Initial Period. The period commencing on the Date of the Agreement and ending on the next June 30 is referred to herein as the “Initial Period.” The Minimum Purchase Requirements for the Initial Period shall be equivalent to the Minimum Purchase Requirements set forth on the first page of the Agreement, divided by 365, and then multiplied by the number of days remaining between the Date of the Agreement and the next occurring June 30.

7.3. Subsequent Fiscal Years. Prior to the conclusion of the Initial Period and each Fiscal Year thereafter, [***] and Distributor may mutually establish the Minimum Purchase Requirements for the subsequent Fiscal Year. If by the commencement of any such Fiscal Year the parties have not done so, the Minimum Purchase Requirements for the next Fiscal Year shall be equal to (i) the Minimum Purchase Requirements established for the previous Fiscal Year plus 10 percent or (ii) 80 percent of the purchase price of the Products ordered by Distributor during the previous Fiscal Year, whichever of (i) or (ii) is greater.

7.4. Payment Timing. Payments for Products received by [***] during the Initial Period or any Fiscal Year will be counted toward achieving the Minimum Purchase Requirements for such period. Payments for shipping, delivery, service or technical support, duties, taxes and other amounts will not be counted toward achieving the Minimum Purchase Requirements. Payments received after the conclusion of the Initial Period or any Fiscal Year will be counted toward the Minimum Purchase Requirements for the next Fiscal Year.

7.5. Failure to Achieve Minimum Purchase Requirements. [***] shall have the right, by delivery of written notice given at any time during the Fiscal Year immediately following the Initial Period or any Fiscal Year in which Distributor failed to achieve the Minimum Purchase Requirements for any Product, to exercise one or more of the following remedies: (i) convert one or more of the Products Lines from “Exclusive” to “Non-exclusive,” (ii) terminate Distributor’s right to market and sell one or more Product Lines, (iii) terminate Distributor’s right to market or sell in one or more parts of the Territory and (iv) terminate this Agreement.

7.6. Sales Forecasts. Whenever requested by [***], Distributor shall promptly provide to [***] in writing, Distributor’s 12-month (or such other period as [***] may request) sales forecast(s) and business and marketing plan(s) for the Products in the Territory.

7.7. Sales Information. Whenever requested by [***], Distributor shall promptly provide to [***] in writing: (i) the name and address of Distributor’s past and present customers, (ii) the Products (including serial numbers) that each customer purchased, (iii) the delivery and installation dates and locations for all such Products, (iv) the price at which each Product (and related options and services) was sold and (v) copies of the contracts/orders under which each Product was sold. Distributor shall retain all such information and records for a minimum of five years from the date of delivery of the Product to the customer. [***] shall also have the right to require that Distributor report such information via an Internet-based reporting system.

8. Competition. Distributor (including any subsidiary or affiliate of Distributor or any company that is under common ownership or control with Distributor, its owners, directors or officers) shall not, without [***] written consent, design, manufacture, market, sell, operate, lease or service Competing Security Inspection Systems, or act as distributor, sales agent, representative or consultant for any other designer, manufacturer, marketer, seller, operator or service provider of Competing Security Inspection Systems. The term “Competing Security Inspection Systems” means non-intrusive security inspection systems that are not manufactured by [***] (including any subsidiary or affiliate of [***]), including (i) explosives or narcotics trace detection, (ii) radiation detection, (iii) people screening (including metal detection), (iv) baggage or parcel inspection, (v) tray return, (vi) hold (checked) baggage screening, (vii) cargo or vehicle inspection or (viii) products that are similarly competitive with or serve the same purpose as any of the Products.

9. Intellectual Property.

9.1. Grant of License to Trademarks. [***] hereby grants to Distributor the limited, non-transferable, non-exclusive right within the Territory, to the “[***] Systems” trademark and such other trademarks that [***] affixes to those units of Product that Distributor is authorized to market and sell under this Agreement (collectively, “Trademarks”) solely for use in Distributor’s written materials used in its marketing and sale of the Products hereunder and only if done without altering the appearance of the Trademark in any way. [***] reserves the right to issue Trademark use guidelines and, if issued by [***] to Distributor, Distributor hereby covenants it shall comply with such guidelines. In addition, Distributor shall not use any other trademark confusingly similar to any of the Trademarks or combine the Trademarks with other marks without the prior written approval of [***]. Only [***], and not Distributor, is entitled to register the Trademarks or similar trademarks in any class of products or services in the Territory or elsewhere.

9.2. Ownership of Intellectual Property. Distributor acknowledges that the Products, Trademarks and Product Documentation are proprietary to [***] and that [***] is the owner and shall retain exclusive ownership of all Intellectual Property Rights embodied in the Products, the Trademarks and the Product Documentation (including all translations thereof, even if such translations are prepared by Distributor). The term “Product Documentation” means all written materials delivered by [***] to Distributor (or prepared by or for Distributor) describing any of the Products, including, but not limited to, operator manuals, service manuals, technical specifications, data sheets, spare parts lists, bid documents and marketing literature. The term “Intellectual Property Rights” means, on a world-wide basis, any and all now known or hereafter known tangible and intangible (i) rights associated with works of authorship including copyrights, (ii) rights associated with trademarks, service marks, trade names and similar rights, (iii) trade secret rights, (iv) patents, designs, algorithms and other industrial property rights, (v) rights in domain names, (vi) all other intellectual and industrial property rights of every kind and nature and however designated, whether arising by operation of law, contract, license or otherwise and (vii) all registrations, applications, renewals, extensions, continuations, divisions or reissues thereof now or hereafter existing, made or in force (including any rights in any of the foregoing).

10. Confidential Information. Distributor may be exposed to [***] Confidential Information. The term “Confidential Information” means any information regarding the Products, proposed new products (including technical information about Product and/or new product performance, servicing and repair) or other information related to [***] technology, marketing plans, sales information, quotations and bids, business plans or business that Distributor knows, or should know in light of the circumstances under which such information is disclosed, is [***] confidential or proprietary information. Distributor agrees that, during and after the term of this Agreement, it shall use the Confidential Information solely for purposes of performing its obligations under this Agreement and shall not disclose to any third party any Confidential Information without the prior written consent of [***]. Distributor may disclose the Confidential Information only to its employees as is reasonably necessary to allow Distributor to perform its obligations under this Agreement. Distributor shall remain liable for any unauthorized disclosure or use of Confidential Information by any of its employees. The terms of this Agreement shall be considered Confidential Information.

11. Orders.

11.1. Purchase Orders. To purchase Products hereunder, Distributor shall deliver written purchase orders to [***]. All purchase orders shall be subject to the terms of this Agreement and [***] written acceptance.

11.2. Prices. [***] shall sell all Products to Distributor at [***] list price in effect for the Territory on the date of sale. Distributor shall set its own resale prices.

12. Terms of Payment.

12.1. Payments. Unless otherwise instructed in writing by [***], all payments due hereunder are due and payable in full by Distributor within 30 days of the date of invoice. [***] shall be entitled to require that payments be made by advance payment, irrevocable confirmed letter of credit, wire transfer or by other means.

12.2. Currency. Distributor shall pay all amounts due in the currency mutually established by [***] and Distributor in writing at the time of each Product purchase.

12.3. Taxes. Distributor shall promptly pay the amount of any sales, use, VAT, duties, excise or other similar tax (and all interest and penalties) applicable to the sale, installation, importation, transportation or use of the Products (including spare parts), other than amounts due on [***] net income from such sale or use.

12.4. Late Payment. All amounts past due shall incur a late payment charge that shall accrue at a rate of 1.5% per month or the highest rate permitted by applicable law, whichever is lower, calculated from the date due until such amount is paid.

12.5. Distributor’s Credit. [***] performance under this Agreement shall at all times be subject to [***] approval of Distributor’s credit. [***] shall be permitted to terminate this Agreement, in whole or in part, to suspend or cancel deliveries (including deliveries of spare parts and consumables), to suspend or cancel the performance of any services and to impose such other terms and conditions or security arrangements as [***], in its sole discretion, deems appropriate to ensure full payment of all amounts due by Distributor under this or any other agreement that may exist between [***] and Distributor. [***] expressly reserves the right of set-off.

12.6. Security Interest. Distributor hereby grants to [***] a security interest in all Products, and in any proceeds thereof, including insurance proceeds, to secure payment of all amounts due under this Agreement until such amounts are paid in full. Distributor shall not, without [***] prior written consent, create additional liens on the Products. If Distributor defaults under any obligation arising under or in connection with this Agreement, [***] may pursue all remedies of a secured creditor. Upon [***] request, Distributor covenants that it shall execute any and all documents requested by [***] to perfect [***] security interest in any of the Products.

12.7. Notice of Payment Dispute. If Distributor intends to dispute any amount due under or related to this Agreement, Distributor must notify [***] in writing within 30 days of the date such payment is originally due. Distributor waives its right to dispute such amounts or to bring any legal action involving a dispute of such amounts if not reported within such period.

13. Delivery and Acceptance.

13.1. Title and Risk of Loss. All Products shall be delivered Free Carrier (FCA) [***] manufacturing location (Incoterms 2010). Title and risk of loss or damage to Products shall pass to Distributor at such location.

13.2. Software License. Software installed on Products or otherwise delivered under this Agreement is licensed to Distributor, not sold. Use of all such software is provided subject to the “***” available at the following website address: [***] (“Software License Agreement”). By executing this Agreement, Distributor agrees to be bound by the terms and conditions of the Software License Agreement.

13.3. Dates. [***] delivery and performance dates are estimates only. [***] will use commercially reasonable efforts to deliver or perform in accordance with the delivery or performance dates requested by Distributor but may change those dates as [***] deems necessary. [***] shall not be liable for failure to deliver or perform by such dates.

13.4. No Cancellations. Distributor may not cancel, delay, reschedule or otherwise vary any delivery of Products without [***] written consent.

13.5. Excusable Delay. [***] shall not be responsible for any delay or non-performance of its obligations hereunder to the extent and for such periods of time as such delay or non-performance, defective performance or late performance is due to causes beyond its control. Excusable delays include, but are not limited to, acts of God, war, acts of any government in either its sovereign or contractual capacity (including delays or failures by any government to grant export licenses), fire, explosions, sabotage, the elements, epidemics, quarantine restrictions, strikes, lockout, embargoes, severe weather, delays in transportation, airline schedule, fuel shortages, or delays of suppliers or subcontractors.

14. Warranty.

14.1. Product Warranty. [***] warrants to Distributor (and to no other party) that the Products (other than software) shall conform substantially to [***] then-current applicable specifications for the Products. (Software is warranted in accordance with the terms of the Software License Agreement.) The warranty period expires on the one-year anniversary of the earlier of (i) delivery of the Product and (ii) the date of [***] invoice to Distributor for the Product.  Supplies, accessories, consumables and parts purchased by Distributor, including used Products, shall be free from defects in material and workmanship for a period of 90 days from delivery. Defects in a repaired or replaced Product or part shall be covered to the extent of the unexpired term of the applicable warranty period.

14.2. Limitations. The warranty set forth above shall not apply if (i) [***] is unable to reproduce the defect or error reported; (ii) the Product has not been used and maintained in accordance with [***] manuals, instructions and/or other procedures that [***] has made available to purchasers of the Product generally; (iii) the defect or error was not timely reported to the [***] Service Department within the relevant warranty period and in accordance with the procedures that [***] has established for reporting such problems; (iv) the area in which the Product is located is not an environment in which the Product was designed to operate; (v) the Product has been modified without [***] prior written consent; (vi) the Product has been repaired by a technician that was not, at the time of such repair, certified by the [***] Service Department as a [***]-Certified Service Technician to perform such work; (vii) the Product has been damaged by neglect, misuse, mishandling, failure of electrical power, user error, liquids, or as a result of any other cause external to Product or (viii) the defective parts were not returned to [***] in accordance with the [***] Service Department’s then-current return materials authorization (RMA) process.

14.3. Exclusive Remedies. Distributor’s sole and exclusive remedies, and [***] entire liability with respect to Product warranty claims, shall be to provide Distributor with replacement parts to the extent such replacement parts are required to correct the error or defect or, if [***] is unable to provide such replacement parts, the (i) replacement of the defective Product or (ii) return of the purchase price for such Product (at [***] election).

14.4. Disclaimer. EXCEPT AS SET FORTH IN THIS SECTION 14, TO THE MAXIMUM EXTENT PERMITTED BY APPLICABLE LAW, [***] DISCLAIMS ALL WARRANTIES, EXPRESS, IMPLIED OR STATUTORY, INCLUDING (i) THE IMPLIED WARRANTIES OF MERCHANTABILITY, NONINFRINGMENT AND FITNESS FOR A PARTICULAR PURPOSE, (ii) THAT THE PRODUCTS WILL OPERATE AS REQUIRED WITHOUT INTERRUPTION, DELAY OR ERROR, AND (iii) WARRANTIES THAT MAY ARISE FROM COURSE OF DEALING OR PERFORMANCE OR USAGE OF TRADE. [***] DOES NOT ASSUME ANY OTHER LIABILITY IN CONNECTION WITH THE PRODUCTS OR ANY SERVICES THAT [***] MAY PROVIDE, INCLUDING LIABILITY ARISING OUT OF PRODUCT TESTING, DELIVERY, INSTALLATION, SERVICE OR USE.

15. Service.

15.1. No Authorization to Service. This Agreement does not authorize Distributor to perform any installation, de-installation, maintenance, repair, radiation survey, system testing, operator or maintenance training, technical support, system move or any other similar or related services for any Products (collectively, “Services”). Unless otherwise agreed by [***] by separate written agreement(s) (e.g., an Authorized Service Provider Agreement) entered into between [***] and Distributor, Distributor is prohibited from performing any and all Services.

15.2. Spare Parts. Except for spare parts kits that may be quoted by [***] in connection with an original Product sale, or unless otherwise agreed by [***] by separate written agreement(s) (e.g., a Resale Agreement) entered into between [***] and Distributor, Distributor is prohibited from marketing, selling or otherwise distributing spare parts for any Product.

15.3. Consumables & Accessories. Notwithstanding Section 15.2 above, [***] hereby grants Distributor the non-exclusive right to market and sell Consumables & Accessories for Products. For purposes of this Agreement, the term “Consumables & Accessories” means the supplies and materials that [***] offers to end users for use with the Products that they have purchased and that do not require any technical training for proper installation or use (e.g., plastic luggage bins, batteries, swabs, filters, printer paper, disposable gloves). Distributor shall purchase all of its requirements for Consumables & Accessories only from [***]. Distributor shall be responsible for all expedited shipping costs incurred by [***] to ship Consumables & Accessories to Distributor if ordered with insufficient lead times.

15.4. [***] Services. From time to time, Distributor may desire to engage [***] Service Department to perform Services for Products in the Territory (“[***] Services”). Distributor shall not quote or otherwise offer [***] Services to any customer unless [***] has first provided a written quotation to Distributor for such [***] Services. [***] shall have the right to perform [***] Services itself or to appoint another party to do so.  In any such event, Distributor shall compensate [***] for the performance of [***] Services in accordance with the terms of [***] quotation or, if no compensation amounts are stated therein, in accordance with the [***] Service Department’s customary time and materials rates in effect for the region in which the [***] Services are performed. In addition, Distributor shall reimburse [***] for all transportation, lodging, meal and other travel-related expenses incurred by [***] in connection with performing [***] Services, whether or not such amounts are included in the quotation. [***] performance of [***] Services shall be subject to the terms and conditions contained or referenced in [***] quotation.

15.5. End User and Installation Information. Distributor shall at all times follow [***] guidelines and procedures (as may be amended by [***] from time to time) for tracking all end user and installation location information. Such reports shall, at a minimum, contain the (i) Product model and serial number for each unit, (ii) date of installation, (iii) installation location and (iv) end user name and contact information (including telephone number, physical address and email address). Distributor shall retain all such reports for a minimum of five years from the date of delivery and covenants that the information contained in such reports shall be updated, accurate and complete at all times. Distributor shall provide [***] with copies of all such reports promptly upon request. [***] shall also have the right to require that Distributor report and update such information, on a real-time basis, via an Internet-based reporting system.

15.6. Complaints and Corrective Actions. As promptly as possible, but no later than within two business days from receipt thereof, Distributor shall forward to [***] any complaints received relating to a Product, including, without limitation, complaints regarding Product failure, reliability or dissatisfaction with performance. In all circumstances Distributor shall fully cooperate with [***] in relation to investigating any such complaints and/or incidents. In the event [***] should be required or voluntarily decide to initiate any preventive or corrective action, such as product shipment hold, notification, field correction, or recall, Distributor agrees to cooperate fully with [***] and to complete any preventive or corrective action in accordance with the directions provided and within the time frames specified by [***].

16. Third Parties. [***] grants to Distributor the nontransferable, non-exclusive right during the term of this Agreement to engage subdistributors, resellers, site integrators, consultants, subcontractors and other third parties (each, a “Third Party”) to market, sell, transport and deliver Products within the Territory, provided that Distributor does not grant any Third Party rights that are in excess of the rights that [***] has granted Distributor under this Agreement. Distributor shall ensure that each Third Party complies with the terms of this Agreement and Distributor shall be jointly and severally liable for all acts and omissions of each Third Party that it engages or otherwise authorizes. With respect to any Third Party that will either (i) purchase Products from Distributor with the intent to resell, lease, donate or otherwise transfer the Products or (ii) receive a commission or other compensation in connection with any sale, lease, donation or other transfer of Products, Distributor covenants that it shall not engage such Third Party without first (i) conducting comprehensive due diligence regarding the business ethics and reputation of the Third Party, including reference checks and searches of relevant denied party watch lists, (ii) storing such due diligence documentation for future retrieval and audit by [***], (iii) obtaining written approval from [***] Compliance Department, and then (iv) signing a written agreement with the Third Party setting forth, at a minimum, the services to be provided, comprehensive compensation terms and anti-corruption compliance provisions consistent with the anti-corruption compliance provisions contained in this Agreement (including the Anti-Corruption Compliance Agreement entered into between [***] and Distributor).

17. Term and Termination.

17.1. Term. The initial term of this Agreement shall expire on the one-year anniversary of the Date of the Agreement. Thereafter, this Agreement shall automatically renew for additional, successive one year periods.

17.2. Termination. Either party may terminate this Agreement, with or without cause, at any time upon delivery of written notice to the other party. [***] shall have the right to terminate this Agreement in whole or in part. Partial termination may consist of, among other things, terminating (i) Distributor’s authorization to distribute one or more Product Lines and/or (ii) one or more parts of the Territory.

17.3. No Compensation. Distributor represents to [***], with the intention that [***] rely on such representation, that any expenditure or cost incurred by Distributor in relation to this Agreement, including (without limitation) marketing expenses, the purchase of any materials, including demonstration units of Products, and foregone opportunities or severed relationships, shall be borne by Distributor alone, and Distributor shall not seek reimbursement from [***] for any such expenditure or cost, regardless of any right arising under applicable law. [***] shall not, by reason of any termination of this Agreement, in whole or in part, be liable to Distributor for: (i) lost profits, (ii) lost anticipated sales, (iii) investments or commitments previously made by Distributor to market or sell the Products or services or (iv) any other expense, damage or loss of any kind. To the extent permitted by applicable law, Distributor hereby waives and relinquishes all rights it might otherwise enjoy under applicable law to compensation stemming from the termination of this Agreement, in whole or in part, including, but not limited to, laws designed to compensate distributors, sales representatives, sales agents or the like, in connection with the termination of their distribution, sales representation or sales agency relationships.

17.4. Product Inquires Following Termination. Following termination of this Agreement, Distributor shall forward to [***] all inquiries as well as purchase and service orders and requests relating to the Products that Distributor may receive.

17.5. Transition Period. If [***] terminates this Agreement without cause, [***] shall continue to honor all Product purchase orders issued by Distributor and accepted by [***] prior to the date of termination.

17.6. Survival. Sections 7.7, 10, 12, 14, 15.5, 15.6, 17.3, 17.4, 17.5, 17.6, 18, 19 and 20 shall survive the termination of this Agreement.

18. Compliance with Law.

18.1. Export Laws. Distributor acknowledges that export and re-export of the Products is subject to compliance with export control laws, including, but not limited to, the Export Administration Act, the Arms Export Control Act, the International Traffic in Arms Regulations (ITAR) and other export controls of the United States of America as amended from time to time, the Export Control Act 2002, the Export Control Order 2008, EU Regulation 428/2009 and the Customs and Excise Management Act 1979 and other export controls of the United Kingdom as amended from time to time, and the Strategic Trade Act 2010 and other export controls of Malaysia as amended from time to time (collectively, the “Export Laws”). Distributor covenants that it shall complete, sign and deliver all documents necessary to facilitate the issuance of any export licenses required for any delivery, export and re-export of the Products and related technical data and documentation. In addition, Distributor covenants that it shall comply with all export-related instructions provided to it by [***] regarding the receipt, handling, use and storage of Products. Distributor shall not export or re-export any products, software, technical data, or documentation associated with the Products (including, but not limited to, processes, services, data, and reports derived from the use of the Products) to any country or person to which export or re-export of such items is prohibited by any of the Export Laws without first obtaining the written permission of [***] and from the U.S., U.K., and/or Malaysian government (as applicable). [***] shall have the right to delay shipments or terminate the Agreement, in whole or in part, and without liability, should [***] not obtain in a timely way all required export licenses and approvals necessary to export the Products. Shipment and delivery timing is also conditioned upon Distributor obtaining, and providing requested evidence to [***] of, all licenses, permits and other governmental authorizations required to receive, handle, use and store the Products (including all radiation producing parts, components or sources) that are required by the countries or local territories through which the Products (including all radiation producing parts, components or sources) may transit, be stored, operated or otherwise used. Distributor represents and warrants that its export privileges are not, and have not within the last five years been, denied, suspended, or revoked in whole or in part by any government, including any agency or department of the U.S., U.K., or Malaysian government. Distributor further represents and warrants that its name (including any former name) and the name of any current or former director, officer or employee of Distributor, do not appear, and have not within the last five years appeared, on any lists maintained by the U.S., U.K., or Malaysian government identifying parties who are subject to export denial orders or who are otherwise restricted or prohibited by such governments from engaging in export transactions.

18.2. Economic Sanctions Laws. Distributor acknowledges that its activities under this Agreement are subject to various trade and economic sanctions laws and regulations, including, but not limited to, those promulgated from time to time by (i) the U.S. Treasury Department’s Office of Foreign Assets Control (“OFAC”), (ii) the United Nations Security Council, (iii) the European Union, (iv) Her Majesty’s Treasury of the United Kingdom, (v) the Monetary Authority of Singapore (MAS) and other relevant sanctions authorities (collectively, “Sanctions”). Distributor covenants that it shall not, directly or indirectly, participate in any business transaction, including payments associated with such transaction, with any individual or entity that appears on OFAC’s Specially Designated Nationals and Blocked Persons List or that is otherwise the named target of any Sanctions.

18.3. Anti-Money Laundering Laws. Distributor represents, warrants and covenants that its operations are, have been and shall be conducted at all times in compliance with all applicable anti-money laundering and counter-terrorism financing statutes of the jurisdictions in which Distributor conducts business.

18.4. Anti-Bribery Laws. Distributor acknowledges that its activities under this Agreement are subject to the U.S. Foreign Corrupt Practices Act of 1977 and the U.K. Bribery Act 2010, each as may be amended from time to time. This Agreement shall not become effective unless and until both [***] and Distributor have executed [***] most current form of Anti-Corruption Compliance Agreement (“ACC Agreement”). From time to time hereafter, [***] may require that Distributor complete and sign an updated ACC Agreement. Any breach by Distributor of an ACC Agreement shall constitute a material breach of this Agreement. Distributor shall promptly comply with all requests from [***] for Distributor’s officers, directors and/or employees to complete anti-corruption compliance training.

18.5. Compliance with Law Generally. Distributor shall comply with all applicable laws, regulations, rules, orders and other requirements, now or hereafter in effect, of any governmental authority having jurisdiction over Distributor.

18.6. Product-Related Regulations. Distributor shall (i) label/affix to the Products (and all related Product Documentation) all signs, instructions and other warnings required by the laws of the Territory and (ii) obtain registrations, licenses, permits and other forms of approvals that may be required by authorities in the Territory for the marketing, sale, installation, service and use of Products. Distributor shall inform [***] of all such requirements. All registrations and/or approvals shall be obtained by Distributor on behalf of [***] and shall be in the name of [***] unless prohibited by local law. Upon termination of this Agreement, the registrations and/or approvals shall remain in [***] name, possession, and use without the payment of any fees or royalties to Distributor.

19. Indemnification and Reciprocal Waiver of Claims.

19.1. Indemnification. Distributor shall indemnify and hold harmless, and at [***] request defend, [***] and its subsidiaries and affiliates (and its and their officers, directors, employees, sublicensees, customers and agents) from and against any and all claims, losses, liabilities, damages, settlements, expenses and costs (including, without limitation, attorneys’ fees and court costs) which arise out of or relate to (i) any breach (or claim or threat thereof that, if true, would be a breach) of this Agreement by Distributor, including, without limitation, any breach or alleged breach of any of Section 18 or (ii) Distributor’s negligence, intentional misconduct or misrepresentation.

19.2. Indemnification for Third Party Claims. Distributor shall indemnify and hold harmless, and at [***] request defend, [***] and its subsidiaries and affiliates (and its and their officers, directors, employees, sublicensees, customers and agents) from and against any and all claims, losses, liabilities, damages, settlements, expenses and costs (including, without limitation, attorneys’ fees and court costs) for any third party claim or threat thereof, whether in contract, tort or otherwise, which arises out of or relates to any acts or omissions of Distributor including any of its directors, officers, employees, agents, subcontractors, or Third Parties that it appoints under Section 16 hereof.

19.3. Reciprocal Waiver of Claims. Whereas the Products covered by this Agreement may be deployed in defense against or to assist in the detection of an Act of Terrorism (as such term is defined under the United States Support Anti-terrorism by Fostering Effective Technologies Act of 2002) before it occurs, the parties each agree to waive all claims against the other (including those of or against their officers, directors, employees, subsidiaries, affiliates, agents, contractors, subcontractors or other representatives) for losses, including business operation losses, resulting from or related to such Act of Terrorism. Each of the parties agrees to make a good faith effort to include a reciprocal waiver of claims provision that is substantially similar to the one set forth in the immediately preceding sentence in its written agreements with third parties that are involved in the manufacture, sale, use or operation of the Products.

20. Miscellaneous Provisions.

20.1. Construction. This Agreement has been negotiated by the parties and shall be interpreted fairly in accordance with its terms and without any construction in favor of or against either party.

20.2. English Language. This Agreement is in the English language only, which language shall be controlling in all respects, and all versions in any other language shall be for accommodation only and shall not be binding upon the parties. All communications and notices to be made or given pursuant to this Agreement shall be in the English language.

20.3. No Third Party Beneficiaries. Nothing in this Agreement will be construed to confer upon any third party other than the parties hereto a right of action under this Agreement.

20.4. Notice. Any notice required or permitted hereunder shall be in writing, shall reference this Agreement and shall be deemed to be properly given: (i) when delivered personally; (ii) two days after deposit with a private industry express courier, for next day delivery, with written confirmation of delivery; or (iii) four days after having been sent by registered or certified mail, return receipt requested, postage prepaid. All notices sent by [***] shall be sent to the Distributor Address indicated on the first page of the Agreement. All notices sent by Distributor shall be sent to[***], [***], ATTN: [***], or to such other addresses or persons as may be designated by either by giving written notice to the other party pursuant to this Section.

20.5. No Assignment. Distributor shall not be permitted to assign this Agreement, by operation of law or otherwise, without the express written consent of [***].

20.6. No Amendment. This Agreement may not be modified or amended except pursuant to a writing, signed by each of [***] and Distributor.

20.7. No Solicitation; No Hire. During the term of this Agreement and for two years thereafter, Distributor covenants that it shall not, and will ensure that its subsidiaries and affiliates do not, directly or indirectly, solicit for hire or hire any persons employed by [***] or by any of [***] subsidiaries or affiliates, without the prior written consent of [***].

20.8. Limitation of Liability. [***] TOTAL LIABILITY ARISING OUT OF OR IN CONNECTION WITH THIS AGREEMENT SHALL BE LIMITED TO THE AMOUNTS PAID BY DISTRIBUTOR FOR THE UNITS OF PRODUCTS THAT ARE DIRECTLY RELATED TO DISTRIBUTOR’S LEGAL CLAIMS.

20.9. No Indirect or Consequential Damages. [***] SHALL NOT BE LIABLE FOR ANY INDIRECT, SPECIAL OR CONSEQUENTIAL DAMAGES ARISING OUT OF OR IN CONNECTION WITH THIS AGREEMENT, INCLUDING FOR LOST PROFITS.

20.10. Governing Law. This Agreement shall be governed by the laws of Singapore. This Agreement shall not be governed by the U.N. Convention on Contracts for the International Sale of Goods, the application of which is expressly excluded. In addition, Distributor waives any rights provided by any legislation in the Territory that supersedes or could otherwise be deemed to override the terms of this Agreement, but only to the extent such waiver is permitted by such legislation or the laws of the Territory.

20.11. Venue. Except for matters of injunctive relief, for which either party may seek arbitration or initiate proceedings in any court of competent jurisdiction, any dispute arising out of or in connection with this Agreement, including any question regarding its existence, validity or termination shall be referred to and finally resolved by arbitration in the Republic of Singapore in accordance with the Arbitration Rules of the Singapore International Arbitration Centre (“SIAC”) for the time being in force which rules are deemed to be incorporated by reference into this Section. The arbitration tribunal shall consist of a single arbitrator to be appointed by mutual consent of the parties, or in the absence of such mutual consent, by the Chairman of the SIAC. The proceedings and outcome of the arbitration shall be considered Confidential Information. The language of the arbitration shall be English. The prevailing party in any such arbitration shall be entitled to its legal fees (including attorney, expert and other costs) and arbitration fees incurred.

20.12. Costs of Collection and Other Legal Fees. Distributor shall reimburse [***], upon demand, for all expenses incurred by [***] in collecting any amounts past due under this Agreement, including, without limitation, collection agency fees, attorneys’ fees, and arbitration or court costs. If any legal action, including, without limitation, an action for arbitration or injunctive relief, is brought relating to this Agreement or the breach hereof, the prevailing party in any final judgment or arbitration award, or the non-dismissing party in the event of a voluntary dismissal by the party instituting the action, shall be entitled to the full amount of all expenses, including all court costs, arbitration fees and attorneys’ fees paid or incurred.

20.13.  No Waiver. The waiver by either party of a breach of or a default under any provision of this Agreement shall not be effective unless in writing and shall not be construed as a waiver of any subsequent breach of or default under the same or any other provision of this Agreement, nor shall any delay or omission on the part of either party to exercise any right or remedy that it has or may have hereunder operate as a waiver of any right or remedy.

20.14. Entire Agreement. These Terms and Conditions, the Agreement to which they relate, and any other agreement referenced in the Agreement and incorporated therein by reference, constitute the final, complete and exclusive agreement of [***] and Distributor with respect to the subject matter hereof and thereof and supersede and merge all prior or contemporaneous proposals, discussions, negotiations, understandings, promises, representations, conditions, communications and agreements, whether written or oral, between the parties with respect to such subject matter and all past courses of dealing or industry custom.

20.15 Severability. If the application of any provision of this Agreement to any particular facts or circumstances shall for any reason be held to be invalid, illegal or unenforceable by a court, arbitration panel or other tribunal of competent jurisdiction, then (a) the validity, legality and enforceability of such provision as applied to any other particular facts or circumstances, and the other provisions of this Agreement, shall not in any way be affected or impaired thereby and (b) such provision shall be enforced to the maximum extent possible so as to effect the intent of the parties.

20.16. Distributor Affiliated Entities. Should one or more of Distributor’s directly or indirectly owned subsidiaries or affiliates (each, a “Distributor Affiliated Entity”) desire to place purchase orders for Products under this Agreement, [***] may accept such orders. Distributor shall ensure that all such Distributor Affiliated Entities comply with the terms of this Agreement and Distributor shall be and remain at all times jointly and severally liable for all acts and omissions of all such Distributor Affiliated Entities, including for all payment amounts due.

20.17. [***] Affiliated Entities. [***] may, in its discretion, cause some or all of its obligations under this Agreement to be performed, and permit some or all of its rights hereunder to be exercised, by one or more of its directly or indirectly owned subsidiaries or otherwise affiliated entities (each a “[***] Affiliated Entity”). By way of example, a [***] Affiliated Entity may assume or perform one or more rights and obligations related to the manufacture and sale of Products hereunder, such as confirmation of orders, sale, transfer of title and/or delivery of Products, issuance of invoices and collection of payments. Distributor agrees to accept performance of [***] obligations by a [***] Affiliated Entity and to accept and honor invoices issued and demands for performance of Distributor’s obligations hereunder made by a [***] Affiliated Entity without requiring evidence of assignment or delegation of authority.

[End of Appendix A]

A-15